American Century Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement Heritage Fund
Supplement dated May 17, 2025 ■ Summary Prospectus and Prospectus dated March 1, 2025

Rob Brookby, Vice President and Senior Portfolio Manager, no longer serves as portfolio manager for the fund effective
May 16, 2025.

The following replaces the Portfolio Management section on page 5 of the summary prospectus and on pages 5-6 of the prospectus:

Portfolio Management

Investment Advisor
American Century Investment Management, Inc.

Portfolio Managers
Rahul Jadhav, CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2021.
Nalin Yogasundram, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2013.

The following replaces The Fund Management Team section on pages 9 and 10 of the prospectus:

The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Rahul Jadhav, CFA
Mr. Jadhav, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since joining American Century Investments in 2021 as a senior investment analyst and became a portfolio manager in 2025. Prior to joining American Century Investments, Mr. Jadhav was a Vice President, Senior Equity Research Analyst at Voya Investment Management. He has a bachelor’s degree in electrical engineering from the Indian Institute of Technology, a postgraduate diploma in Management from the Indian Institute of Management, and an MBA from Columbia Business School. He is a CFA charterholder and member of the CFA Institute.

Nalin Yogasundram
Mr. Yogasundram, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2013 as an investment analyst and became a portfolio manager in 2016. He has a bachelor’s degree from the University of Arkansas, a master’s degree from Southern Methodist University and an MBA from The Wharton School of the University of Pennsylvania.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-98699  2505